UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 24, 2011

ABVIVA, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-16291	26-1327790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 East Gutierrez St. Santa Barbara, CA		93101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (800) 970-5870

(110 Pine Ave., Suite 1060, Long Beach, CA 90802)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement;

MG Shrimply’s, formally Abviva, Inc.  per a vote from Board of Directors entered into a lease agreement.  The monthly rental agreement is $ 2,500.00, for 5000 square foot of warehouse space located at 9426 Katy Freeway.  Electric and Well water use is billed on a monthly basis.

Lease agreement is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2011

Abviva, Inc.

/s/ Martha Pollock
Martha Pollock
Chief Executive Officer

LEASE

MG Shrimply’s, Inc.

This Lease Agreement (“Lease”) is made and entered into on the date signed below by and between Maureen Kelly Mattingly Childrens’ Trusts (“Landlord”) and MG Shrimply’s, Inc.  (“Tenant”).

1. Lease Term. The term of this Lease commences on September 1, 2011 (“Commencement Date”) and will be a month to month lease until terminated by the parties as provided herein. Either party may terminate the lease by a giving 30-day written notice to the other

2. Acceptance Of Premises “As Is”. Tenant acknowledges that prior to the execution of this Lease Tenant has inspected the Leased Premises. Landlord will remove all stored material, racks, motor vehicles and trailers. Landlord will have all lights working and floors clean. Tenant accepts the Leased Premises in its “AS IS” condition. By occupying the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and to have acknowledged that the Leased Premises comply fully with Landlord’s covenants under this Lease.

3. Rent. Tenant shall pay to Landlord monthly rent of $2,500 in advance without demand on or before the first day of each month at the office of the Landlord. Tenant shall pay a late charge in the amount of $50 if rental payments are not received by Landlord on or before the 7th day of any month. Failure by Tenant to make immediate payment of the delinquent rent plus the late fee shall constitute an Event of Default. This provision does not relieve the Tenant’s obligation to pay Rent on the first day of each month and is not a waiver by the Landlord to require payment on the first day of each month.

4. Holding Over. If Tenant fails to vacate the Leased Premises at the end of the Lease Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Base Rent, payable in full in advance each month, equal to double the Base Rent payable during the last month of the Lease Term.

5. Security Deposit. The Tenant, contemporaneously with the first Rent installment, agrees to deposit with the Landlord $2,500 which sum shall be held by the Landlord as security for the full faith and performance by Tenant of all of the terms, covenants and conditions of this lease by Tenant. The security deposit shall be held, applied to damages or rent and returned to Tenant all in accordance with the laws of the state where the Leased Premises are located and in force at the time of execution of this lease.

6. Use & Care Of Leased Premises. The Leased Premises shall be used and occupied only for the purpose of operating a shrimp farm business but for no other purposes without the prior written consent of Landlord.

7. Hazard Storage. Tenant shall not, without Landlord’s prior written consent, keep anything within the Leased Premises or use the Leased Premises for any purpose that increases the insurance premium cost or invalidates any insurance policy carried on the Leased Premises.

8. Risk of Storage. All property kept, stored or maintained within the Leased Premises by Tenant shall be at Tenant’s sole risk.

9. Prohibited Activities. Tenant shall not, without Landlord’s prior written consent, conduct within the Leased Premises any objectionable activity, nor permit any objectionable or unpleasant odors to emanate from the premises, nor take any other action that would disturb or endanger the public. Further, Tenant shall not permit any pornographic or lewd activities to be conducted at the Leased Premises.

10. Care of Premises. Tenant shall take good care of the Leased Premises and keep them free from waste at all times. Tenant shall keep the Leased Premises, including show windows, signs, sidewalks, service ways, and loading areas adjacent to the premises neat, clean, and free from dirt or rubbish at all times, and shall store all trash and garbage within the Leased Premises, arranging for the regular pickup of such trash and garbage at Tenant’s expense.

11. Landlord’s Repairs. Landlord will keep the roof; foundation; exterior walls; heating, ventilation, or air-conditioning system; and grounds maintenance of the Leased Premises in good condition during the Lease Term. For the purpose of this Lease, repairs required because of movement of the soil under or around the Building as a result of changes in moisture saturation shall be deemed not to be caused by “structural defects.” Landlord’s obligations under this Paragraph are expressly subject to the other provisions of this Lease.

12. Condition at End of Lease. At the expiration of this Lease, Tenant shall surrender the Leased Premises in good condition; reasonable wear and tear, loss by fire, or other unavoidable casualty, alone excepted.

13. Alterations & Fixtures.  Landlord shall make available pre-treated, well water via a garden hose not less than ¾” in diameter.

Tenant shall not make any alterations, additions, or improvements to the Leased Premises without the prior written consent of Landlord, except for the installation of unattached movable trade fixtures, which consent shall not be unreasonably withheld. All alterations, additions, improvements, and fixtures, other than unattached, movable trade fixtures, that may be made or installed by either party on the Leased Premises shall become the property of Landlord at the termination of this Lease for any reason whatsoever, and at the termination of this Lease shall remain on and be surrendered with the Leased Premises, unless Landlord requests their removal, in which event Tenant shall remove the same and restore the Leased Premises to their original condition at Tenant’s expense. Any linoleum, carpeting, or other floor covering of similar character that may be cemented or otherwise affixed to the floor of the demised premises, and any paneling or other wall covering, shall also become the property of Landlord, all without credit or compensation to Tenant.

14. Signs & Store Fronts. Tenant shall not, without Landlord’s prior written consent, (a) make any changes to the warehouse; (b) install any exterior lighting, shades, or awnings, or any exterior decorations or paintings; or (c) erect, install, or change any signs, window or door lettering, placards, decorations, or advertising media of any type that can be viewed from the exterior of the Leased Premises, excepting only dignified displays of customary type for its display windows. Landlord shall not unreasonably withhold such consent.

15. Utilities. Landlord shall provide electricity equal to $150/month. In the event that Tenant’s monthly electricity requirements exceed $150/month, then Tenant shall pay to Landlord a charge for such excess electricity based on estimated usage calculated as watts * hours * rate ($0.16).

Landlord shall provide water charged at the current City of Houston “Light Commercial” rate of $15.35 per month plus $2.92 per 1,000 gallons used each month.

16. Landlord Not Liable for Injury or Damage to Persons or Property: The Landlord shall not be liable for any injury or damage to any person or to any property at any time on said Premises or building from any cause whatever that may at any time exist from the use or condition of the Premises or building from any cause, during the Term or any renewal of this lease

17. Non-Liability For Certain Damages. Landlord shall not be liable to Tenant for any injury to person or damage to property caused by escape or leakage of gas, water, steam, electricity, oil, petroleum products, or any other substance or chemical that could be construed to be a pollutant either to the land, to the air, to ground water, or to surface water, on or into the Leased Premises, nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of any persons whatsoever causing such pollution.

18. Access To Premises. Landlord shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspection. Landlord shall not be liable to Tenant for any expense, loss, or damage caused by any such entry on the Leased Premises.

19. Assignment & Subletting. Tenant shall not assign or in any manner transfer this Lease or any estate or interest in this Lease, or sublet the Leased Premises or any part of the premises without the prior written consent of Landlord.

20. Taxes. Property taxes on the Leased Premises shall be responsibility of Landlord. Taxes on the personal property of Lessee shall be the responsibility of Tenant. All other taxes shall be the responsibility of the party incurring same

21. Nature of Relationship Between Parties. The sole relationship between the parties created by this agreement is that of Landlord and Tenant. Nothing contained in this lease shall be deemed, held, or construed as creating a joint venture or partnership between the parties.

22. Attorneys Fees. If, on account of any breach or default by Tenant in Tenant’s obligations under this Lease, it shall become necessary for Landlord to employ an attorney to enforce or defend any of Landlord’s rights or remedies, Tenant agrees to pay any reasonable attorney’s fees incurred by Landlord for that purpose.

23. Landlord’s Lien. Tenant hereby grants to Landlord a valid first security interest on all the goods, chattels, furniture, trade fixtures, and property that tenant may own and have on the Leased Premises at any time or times during the term of this Lease, as well as on the proceeds of any insurance accruing to Tenant by reason of any destruction of or damage to any such property, to secure all rents and other sums due or to become due Landlord under this Lease, any and all exemption laws being expressly waived in favor of the security interest. It is agreed that this express security interest shall not be construed as a waiver of any statutory or other liens given or that may be given to Landlord, but shall be in addition to any such statutory or other lien. It is agreed that in the event of default by Tenant under this Lease, Landlord shall have and be entitled to exercise all right and remedies provided or granted to a secured party after default under the Uniform Commercial Code with respect to any and all personal property on the premises, including, without limitation, the right to take and retain possession of any or all such property and to sell or otherwise utilize such property at public or private sale or in any other manner authorized or provided in the Uniform Commercial Code. On request by Landlord, Tenant agrees to execute and deliver to Landlord from time to time such UCC Financing Statements as Landlord may deem necessary to perfect the security interest of Landlord in the property described above and the proceeds of such property under the provisions of the Uniform Commercial Code in force in the State of Texas.

24. Subordination. This Lease is subject and subordinate to any mortgage, Deed of Trust or other lien that may now or hereafter encumber the Leased Premises and to all renewals, modifications, consolidations, replacements, and extensions of any such mortgage, Deed of Trust, or lien. This clause shall be self operative and no further instrument of subordination need be required by any mortgagee. In confirmation of this subordination, however, Tenant shall, at Landlord’s request, execute promptly any appropriate certificate or instrument that Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant’s attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant. In the event of the enforcement by the Trustee or the Beneficiary under any such mortgage or Deed of Trust of the remedies provided for by law or by the mortgage or Deed of Trust, Tenant will, upon request of any person or parties succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of the successor in interest without change in the terms or other provisions of this Lease.

25.  Notices. Wherever any notice is required or permitted under this Lease, the notice shall be in writing. Any notice or document required or permitted to be delivered, whether actually received or not, shall be deemed given when deposited in the United States Mail, postage prepaid, Certified Mail, Return Receipt Requested, addressed to the parties at the respective addresses set out opposite their names below, or at such other addresses as they have specified by written notice delivered in accordance with this paragraph.

LANDLORD: Maureen Kelly Mattingly Childrens’ Trusts ATTN: Tim Mattingly 9426 Old Katy Road Houston, Texas 77055 tim@plusandminus.com	TENANT: Bruce and/or Martha Pollack 1250 Wood Branch Park Drive, Suite 400 Houston, TX 77079-1214 brucePoll@gmail.com

26. Entirety. This Lease and the attached documents constitute the sole agreement between Landlord and Tenant and correctly sets forth the obligations of Landlord and Tenant to each other as of this date. Any agreements or representations not expressly set forth or referenced in this Lease are null and void.

27. Authority. The Landlord and Tenant represent to each other that the person executing this Lease on behalf of Landlord and Tenant, respectively, is legally qualified and duly authorized to execute the Lease and that the Lease is legally binding upon parties individually, their heirs, legal representatives and assigns.

28. Construction. The parties and their respective counsel have reviewed this Lease. The rule of construction requiring that ambiguities be resolved against the drafting party shall not be employed in the interpretation of the Lease.

29. Law & Venue. This Lease shall be governed by, and construed in accordance with the law of the State of Texas and venue shall be in Harris County.

30. Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Lease.

31. Binding Effect. This Lease shall be binding on and shall inure to the benefit of the heirs, executions, administrators, successors, and assignees of the parties hereto in compliance with the provisions of this Lease.

32. Counterparts and Facsimile Signatures. This Lease may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Lease. This Lease and any amendments hereto may be signed by electronic signature such as facsimile transmission and such signatures shall be deemed to be original signatures.

33. Interpretation. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender, and the neuter, and vice versa.

34. Review. The parties represent and warrant that: (i) they have carefully reviewed this Lease; (ii) any questions that they have pertaining to this Lease have been answered and fully explained by their attorneys or legal advisors; and (iii) their decision to execute this Lease was not based on any statement or representation, either written or oral, made by any person or entity other than those statements contained in this Lease.

35. Number and Gender. In this Lease, the singular shall include the plural and vice versa, and the masculine shall include the feminine or neuter.

36. Severability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, it is the intention of the parties that the remainder of this Lease shall not be affected by any such illegality, invalidity, or unenforceability, and the parties hereby declare that this Lease would have been entered into without the unenforceable portion.

37. Amendment. This Lease may not be altered, changed, or amended except by instrument in writing signed by both parties. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding on the parties and on their respective successors in interest and legal representatives, except as otherwise expressly provided.

38. Waivers. One or more waivers of any covenant, term, or condition of this Lease by either party, or of any act by the other party requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

39. Force Majure. Whenever a period of time is prescribed in this Lease for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

40. Enjoyment of Land. Landlord covenants and agrees that, on payment by Tenant of the rent and all other sums provided for in this Lease, and on the observance and performance of all of the covenants and agreements on the Tenant’s part to be observed and performed, Tenant shall, subject to the terms and provisions of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Leased Premises.

41. Brokers. Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease and Tenant agrees to indemnify and hold Landlord harmless from and against any and all costs, expense, or liability for commissions or other compensations and charges claimed by any broker or agent with respect to this Lease.

42. Interest on Sums Expended by Landlord. Should Tenant fail to pay when due any installment of Rent, or any other sum payable to the Landlord under the terms of this Lease, interest at the maximum legal rate then payable by Tenant in the State of Texas shall accrue from and after the date on which any such installment or sum shall be due and payable, and the interest shall be paid by Tenant to Landlord at the time of payment of the sum on which the interest shall have accrued.

43. Landlord Further Defined. The term “Landlord” shall mean only the owner from time to time of the Leased Premises. It is specifically understood and agreed that Landlord shall have no personal liability with respect to any of the covenants, conditions, or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the Leased Premises for the satisfaction of Tenant’s remedies, and Tenant shall have no right to seek, obtain, or enforce a claim or judgement against Landlord for any deficiency remaining, following exhaustion of Landlord’s equity in the Leased Premises.